Chevron

Energy Solutions

John Mahoney
Chief Operating Officer

Chevron Energy Solutions Company,
A Division of Chevron U.S.A. Inc.
12980 Foster Drive Suite 400
Overland Park, KS 66213
Tel 913 748 8700
Fax 913 748 8735
jmahoney@chevron.com

June 12, 2007

Mr. Al Knapp
Ethanex Energy, LLC.
14500 Parallel Road
Suite A
Basehor, KS 66007

RE: **Termination of Work Order No. 3 and Professional Services Agreement**

Dear Mr. Knapp:

This letter is being sent to confirm our earlier conversations.

Effective on June 4, 2007, Chevron Energy Solutions Company, a division of Chevron USA, Inc. ("Chevron ES") and Ethanex Energy, LLC. mutually agree to terminate Work Order #3 to Professional Services Agreement dated May 3rd, 2007. Additionally, effective on June 4, 2007, Chevron ES and Ethanex Energy, Inc. mutually agree to terminate the Professional Services Agreement dated October 6, 2006 pursuant to Section 4.2(a).

Chevron ES will return to Ethanex all unbilled funds with respect to Work Order #3.

Please acknowledge this letter below and return a copy to us for our records.

Sincerely,

John W. Mahoney

John W. Mahoney

Agreed and Accepted:

Chevron Energy Solutions Co.,
A division of Chevron U.S.A. Inc.

By: John W. Mahoney
Title: Chief Operating Officer
Date: 6/14/07

Ethanex Energy, LLC

By: Albert W. Knapp
Title: PRESIDENT & CEO
Date: 6/19/07